                                                                      Exhibit 24

                            DIRECTORS AND OFFICERS OF
                           NEXTEL COMMUNICATIONS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

       The undersigned directors and officers of Nextel Communications, Inc., a Delaware corporation (the "Corporation"), do hereby constitute and appoint Steven M. Shindler, Thomas J. Sidman and Daniel F. Akerson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on form S-4 relating to the registration for sale of the Corporation's 12% Senior Serial Redeemable Notes due 2008 (the "Securities"), with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-4, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                        EXECUTED as of February 2, 1999.

/s/ Daniel F. Akerson                           /s/ Steven M. Shindler
-------------------------------                 -------------------------------
Daniel F. Akerson                               Steven M. Shindler
Chairman of the Board, Chief                    Vice President and Chief
Executive Officer and Director                  Financial Officer
(Principal Executive Officer)                   (Principal Financial Officer)

/s/ William G. Arendt
-------------------------------                 -------------------------------
William G. Arendt                               Morgan E. O'Brien
Vice President and Controller                   Vice Chairman of the Board
(Principal Accounting Officer)                  and Director

/s/ Timothy M. Donahue                          /s/ Keith J. Bane
-------------------------------                 -------------------------------
Timothy M. Donahue                              Keith J. Bane
President, Chief Operating                      Director
Officer and Director

/s/ Craig O. McCaw                              /s/ Keisuke Nakasaki
-------------------------------                 -------------------------------
Craig O. McCaw                                  Keisuke Nakasaki
Director                                        Director

                                                /s/ Dennis M. Weibling
-------------------------------                 -------------------------------
Masaaki Torimoto                                Dennis M. Weibling
Director                                        Director

/s/ William A. Hoglund                          /s/ William E. Conway, Jr.
-------------------------------                 -------------------------------
William A. Hoglund                              William E. Conway, Jr.
Director                                        Director

/s/ Frank M. Drendel
-------------------------------
Frank M. Drendel
Director